Fair value of financial assets and liabilities - Financial assets subject to offsetting, enforceable master netting arrangements or similar agreements (Detail) - Derivatives - EUR (€) € in Millions	Dec. 31, 2024	Dec. 31, 2023
Derivatives
Gross amounts of recognized financial assets	€ 72	€ 48
Net amounts of financial assets presented in the balance sheet	72	48
Related amounts not offset in the balance sheet
Financial instruments	(45)	(34)
Net amount	€ 27	€ 13